SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 30, 2005
MICROMED CARDIOVASCULAR, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-51487 (Commission File Number)	98-0228169 (IRS Employer Identification No.)

8965 INTERCHANGE DRIVE, HOUSTON, TEXAS (Address of principal executive offices)	77054 (Zip Code)
(713) 838-9210
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On September 30, 2005, Phyllis Haberman resigned from the Company’s board of directors. Ms. Haberman served as the Audit Committee Chairperson. Ms. Haberman informed the Company that her resignation is not based on any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Ms. Haberman served as a director of MicroMed Technology, Inc., a subsidiary of the Company, since July 2004. Ms. Haberman became a director of the Company in connection with the merger of MicroMed Technology, Inc. into another subsidiary of the Company on August 10, 2005.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits
           99.1      Resignation Letter of Phyllis Haberman dated September 30, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROMED CARDIOVASCULAR, INC.
Date: October 6, 2005	By:	/s/ Travis E. Baugh
Travis E. Baugh
Chief Executive Officer